ALPS GLOBAL OPPORTUNITY FUND	FINANCIAL INVESTORS TRUST Investor Class: LPEFX | Class A: LPFAX | Class C: LPFCX | Class I: LPEIX | Class R: LPERX
Summary Prospectus February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/mutual-funds/lpeix. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2026, as supplemented from time to time, along with the Fund’s most recent annual report dated October 31, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 92 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 65 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I	Class R
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	3.25%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I	Class R
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%(1)	0.00%	0.50%
Total Other Expenses	0.55%	0.55%	0.49%	0.48%	0.43%
Shareholder Services Fees	0.15%	0.15%	0.00%(1)	0.00%	0.00%
Other Expenses	0.40%	0.40%	0.49%	0.48%	0.43%
Acquired Fund Fees and Expenses(2)	0.37%	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses(3)	2.02%	2.02%	2.71%	1.70%	2.15%
Fee Waiver and Expense Reimbursement(4)	0.00%	0.00%	-0.09%	-0.08%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.02%	2.02%	2.62%	1.62%	2.12%

(1)	Per the Distribution and Services Plan (“the Plan”), the Plan allows up to an annual rate of 0.75% for distribution and marketing and up to 0.25% as a service fee.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the acquired funds.

(3)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(4)

Pursuant to a written agreement (the “Expense Agreement”), ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s Total Annual Fund operating expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. The Expense Agreement is in effect through February 28, 2027. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. Prior to February 28, 2027, this waiver may not be terminated or discontinued without the approval of the Fund’s Board of Trustees.

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ALPS GLOBAL OPPORTUNITY FUND

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2027. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 205	$ 633	$ 1,087	$ 2,345
Institutional Class Shares	$ 165	$ 528	$ 915	$ 1,999
Class A Shares	$ 523	$ 938	$ 1,377	$ 2,594
Class C Shares	$ 365	$ 833	$ 1,426	$ 3,031
Class R Shares	$ 215	$ 670	$ 1,151	$ 2,477

You would pay the following expenses if you did not redeem your shares:

Class C Shares	$ 265	$ 833	$ 1,426	$ 3,031

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, Class I, and Class R shares if a shareholder did not redeem shares, would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest in (i) equity securities of U.S. and non-U.S. companies listed on a national securities exchange or foreign equivalent, and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes. The Fund’s strategy of investing in equity securities will be pursued by investing in common stocks, preferred shares, and investment trusts. The Fund may also invest in closed-end funds, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The Fund will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries.

The Fund may invest in companies that have market capitalizations of any size. The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The primary decision factor in selecting the Fund’s securities is stocks determined to have high or improving return on invested capital (“ROIC”). For this purpose, the Adviser reviews the profitability, as measured by ROIC, of potential equity investments and selects those investments: (i) that have attractive profitability and growth characteristics, or (ii) that are seeing ROIC improve relative to such company’s own history.

The portfolio managers use a disciplined sell strategy for the Fund. The portfolio managers may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a security that would make it expensive relative to the other securities held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. Portfolio managers can also sell any security at their discretion based on changes in expected valuation, volatility or other statistical or fundamental parameters.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests, including tariffs and other similar economic arrangements.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

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Private Equity Risk. In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the listed private equity companies in which the Fund invests. Private equity entails lending to or investing in privately held companies and any other vehicles whose purpose is to invest in privately held companies. Listed private equity companies include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions. Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

●

Industry Risk. The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

●

Financial Sector Risk. The Fund’s assets could be concentrated in the financial sector, which means the Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

●

Closed-End Fund Risk: The Fund may invest in closed-end investment companies or funds. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.

Because shares of closed-end funds trade on an exchange at market prices, their shares may trade at a price that is above or below their net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

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Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small– to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

●

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability

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ALPS GLOBAL OPPORTUNITY FUND

to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices that are representative of the Fund’s investment strategy. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: June 30, 2020	20.63%
Worst Quarter: March 31, 2020	-30.48%

The Fund’s Investor Class share year-to-date return as of December 31, 2025 was 1.12%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares, Class I shares and Class R shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Returns
(for periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	1.12%	6.15%	9.40%
Return After Taxes on Distributions	-2.85%	2.16%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	3.45%	6.40%
Class A Shares
Return Before Taxes	-4.50	4.93%	8.79%
Class C Shares
Return Before Taxes	-0.34%	5.37%	8.60%
Class I Shares
Return Before Taxes	1.59%	6.46%	9.69%
Class R Shares
Return Before Taxes	0.97%	5.96%	9.17%
Morningstar Developed Markets Index (reflects no deduction for fees, expenses or taxes)*	21.18%	11.52%	11.79%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)**	7.43%	7.38%	10.19%
Morningstar Global Markets Mid Cap Index (reflects no deduction for fees, expenses or taxes)**,***	16.13%	7.61%	9.53%

*	Broad-based securities market index.

**	Additional index.

***

The Morningstar Global Markets Mid Cap Index is replacing the Red Rocks Global Listed Private Equity Index as the Fund’s additional benchmark. The Adviser made this recommendation to the Board because the Morningstar Global Markets Mid Cap Index is representative of the Fund’s holdings. Information on both indices will be shown for a one-year transition period.

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INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Andrew Drummond, Vice President and Portfolio Manager of the Adviser, has been portfolio manager of the Fund since March 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five Classes of shares: Classes Investor, A, C, I and R. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-qualified accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. There is no minimum investment for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules. Special rules will apply to distributions paid to foreign shareholders.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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